Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     On June 11, 2008, Lancaster Colony Corporation (the “Company”) sold effectively all the operating assets of its automotive accessory operations located in Des Moines, Iowa to certain members of the local management group for approximately $27.5 million in cash, subject to customary post-closing adjustments. For future financial presentation purposes, the operating results of the sold operations will be presented as discontinued operations.
     The unaudited pro forma condensed consolidated financial statements present the Company’s pro forma financial position and results of operations derived from the audited financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008, gives effect to the disposal transaction as if it occurred on March 31, 2008. The unaudited pro forma condensed consolidated statements of income for the nine months ended March 31, 2008 and the years ended June 30, 2007, 2006 and 2005 give effect to the disposal transaction as if it occurred on July 1, 2007, 2006, 2005, and 2004, respectively.
     The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with the historical financial statements and notes thereto of the Company. The unaudited pro forma financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred if the disposition transaction had been consummated on the dates indicated or of the financial position or operating results that may be obtained in the future. The actual adjustments to be made to the financial statements may differ from the amounts presented herein. Assumptions underlying the pro forma adjustments are described in the following notes to the pro forma condensed consolidated financial statements and should be read in conjunction with the unaudited pro forma condensed consolidated financial statements:

a	These adjustments remove the sold operations’ financial results from the historical financial results.

b	This adjustment treats the proceeds on the sale as a reduction of the debt outstanding.

c	This adjustment of approximately $9.3 million reflects the tax impact of the loss on the sale.

d	This adjustment reflects the loss on the sale, as calculated using the gross sale price of approximately $35.2 million less an initial working capital adjustment of approximately $7.7 million, net of tax, at an appropriate effective tax rate. The loss calculated for this presentation is based on the March 31, 2008 value of the net assets sold and will not correspond to the ultimate loss on the sale, which is expected to approximate $20 to $22 million, pretax, pending post-closing adjustments.

e	This adjustment reflects a reduction in interest expense, which would result from applying the net proceeds on the sale to pay down debt. For the nine-months ended March 31, 2008 the adjustment was approximately $1,043,000, or calculated as $27.5 million at an average interest rate of 5.06% for 270 days out of 360. For the year ended June 30, 2007 the adjustment was approximately $57,000 or calculated as $27.5 million at an average interest rate of 7.39% for approximately 11 days out of 360.

f	This adjustment reflects the tax effect of the net increase in earnings for the reduction in interest expense.

Lancaster Colony Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2008

	Historical	Pro Forma		Pro Forma
In Thousands	Balance Sheet	Adjustments		Balance Sheet
Cash	$12,252	$(1)	a	$12,251
Net Accounts Receivable	89,831	(26,481)	a	63,350
Total Inventories	130,191	(24,169)	a	106,022
Deferred Income Taxes and Other Current Assets	31,255	(606)	a	30,649

Total Current Assets	263,529	(51,257)		212,272
Total Net Property	193,991	(11,520)	a	182,471
Goodwill	89,590	—		89,590
Other Assets	19,803	(192)	a	19,611

Total Assets	$566,913	$(62,969)		$503,944

Accounts Payable	$46,463	$(6,229)	a	$40,234
Accrued Liabilities	42,312	(11,680)	a,c	30,632

Total Current Liabilities	88,775	(17,909)		70,866
Long Term Debt	77,500	(27,500)	b	50,000
Deferred Income Taxes and Other Noncurrent Liabilities	16,966	—		16,966

Common Stock	82,482	—		82,482
Ending Retained Earnings	951,792	(17,560)	d	934,232
Accumulated Other Comprehensive Loss	(4,278)	—		(4,278)
Treasury Stock	(646,324)	—		(646,324)

Total Shareholders’ Equity	383,672	(17,560)		366,112

Total Liabilities and Shareholders’ Equity	$566,913	$(62,969)		$503,944

See accompanying notes to pro forma condensed consolidated financial statements.

Lancaster Colony Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Nine Months Ended March 31, 2008

	Historical	Pro Forma		Pro Forma
In thousands, except per share amounts	Statement of Income	Adjustments		Statement of Income
Net Sales	$861,458	$(117,227)	a	$744,231
Cost of Sales	728,467	(104,340)	a	624,127

Gross Margin	132,991	(12,887)		120,104
Selling, General and Administrative Expenses	70,635	(8,979)	a	61,656
Restructuring and Impairment Charge	182	—		182

Operating Income	62,174	(3,908)		58,266

Other Income	695	1,030	a,e	1,725

Income Before Income Taxes	62,869	(2,878)		59,991

Income Taxes	22,516	(1,101)	a,f	21,415

Income From Continuing Operations	$40,353	$(1,777)		$38,576

Net Income Per Common Share from Continuing Operations:
Basic and Diluted	$1.35			$1.29

Weighted Average Common Shares Outstanding:
Basic	29,794			29,794
Diluted	29,799			29,799
See accompanying notes to pro forma condensed consolidated financial statements.

Lancaster Colony Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended June 30, 2007

	Historical	Pro Forma		Pro Forma
In thousands, except per share amounts	Statement of Income	Adjustments		Statement of Income
Net Sales	$1,091,162	$(145,348)	a	$945,814
Cost of Sales	897,602	(133,969)	a	763,633

Gross Margin	193,560	(11,379)		182,181
Selling, General and Administrative Expenses	90,979	(11,110)	a	79,869
Restructuring and Impairment Charge	2,126	—		2,126

Operating Income	100,455	(269)		100,186

Other Income	1,548	(137)	a,e	1,411

Income Before Income Taxes	102,003	(406)		101,597

Income Taxes	37,322	(98)	a,f	37,224

Income From Continuing Operations	$64,681	$(308)		$64,373

Net Income Per Common Share from Continuing Operations:
Basic and Diluted	$2.05			$2.04

Weighted Average Common Shares Outstanding:
Basic	31,576			31,576
Diluted	31,603			31,603
See accompanying notes to pro forma condensed consolidated financial statements.

Lancaster Colony Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended June 30, 2006

	Historical	Pro Forma		Pro Forma
In thousands, except per share amounts	Statement of Income	Adjustments		Statement of Income
Net Sales	$1,073,585	$(149,006)	a	$924,579
Cost of Sales	868,124	(133,378)	a	734,746

Gross Margin	205,461	(15,628)		189,833
Selling, General and Administrative Expenses	90,053	(11,361)	a	78,692

Operating Income	115,408	(4,267)		111,141

Other Income	15,266	(13)	a	15,253

Income Before Income Taxes	130,674	(4,280)		126,394

Income Taxes	46,253	(1,534)	a	44,719

Income From Continuing Operations	$84,421	$(2,746)		$81,675

Net Income Per Common Share from Continuing Operations:
Basic and Diluted	$2.52			$2.44

Weighted Average Common Shares Outstanding:
Basic	33,471			33,471
Diluted	33,502			33,502
See accompanying notes to pro forma condensed consolidated financial statements.

Lancaster Colony Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended June 30, 2005

	Historical	Pro Forma		Pro Forma
In thousands, except per share amounts	Statement of Income	Adjustments		Statement of Income
Net Sales	$1,028,328	$(120,983)	a	$907,345
Cost of Sales	823,737	(107,189)	a	716,548

Gross Margin	204,591	(13,794)		190,797
Selling, General and Administrative Expenses	89,484	(11,225)	a	78,259
Restructuring and Impairment Charge	935	—		935

Operating Income	114,172	(2,569)		111,603

Other Income	30,047	51	a	30,098

Income Before Income Taxes	144,219	(2,518)		141,701

Income Taxes	53,445	(965)	a	52,480

Income From Continuing Operations	$90,774	$(1,553)		$89,221

Net Income Per Common Share from Continuing Operations:
Basic	$2.60			$2.56
Diluted	$2.60			$2.55

Weighted Average Common Shares Outstanding:
Basic	34,868			34,868
Diluted	34,925			34,925
See accompanying notes to pro forma condensed consolidated financial statements.